                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                          $ 7,724,771.95

RECEIPTS:
     1. Receipts from Operations                                           $    15,762.66
     2. Other Receipts                                                     $       350.00
                                                                           --------------

TOTAL RECEIPTS                                                             $    16,112.66

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                        $            -
        b. Others                                                          $            -
     4. Taxes
        a. Federal Income Taxes                                            $            -
        b. FICA Withholdings                                               $            -
        c. Employee's withholdings                                         $            -
        d. Employer's FICA                                                 $            -
        e. Federal Unemployment Taxes                                      $            -
        f. State Income Tax                                                $            -
        g. State Employee withholdings                                     $            -
        h. All other state taxes                                           $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)
        a. Rent or mortgage payment(s)                                     $            -
        b. Utilities                                                       $            -
        c. Insurance                                                       $            -
        d. Merchandise bought for manufacture or sell                      $            -
        e. Other necessary expenses                                        $        45.00
           U.S. Trustee Fee                                                $            -
           Professional Fees                                               $    25,289.61
           Record Storage Fees                                             $       666.13
                                                                           --------------

TOTAL DISBURSEMENTS                                                        $    26,000.74
Less:  Disbursements paid by Parent or Affiliates                          $   (26,000.74)
                                                                           --------------
ADJUSTED TOTAL DISBURSEMENTS                                               $            -

                                                                           --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                        $    16,112.66

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                    $            -
                                                                           --------------

ENDING BALANCE IN Bank of America 3751607047                               $ 6,921,373.69
ENDING BALANCE IN Bank of America 3751567556                               $   819,510.92

                                                                           --------------
ENDING BALANCE IN ALL ACCOUNTS                                             $ 7,740,884.61
                                                                           ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2004

Bank:           Bank of America
Location:       Dallas, TX
Account Name:   Customer Connection Analyzed Checking
Account Number: 3751607047

      DATE RECEIVED                     DESCRIPTION                       AMOUNT
      -------------                     -----------                       ------
Receipts from Operations:

       6/25/2004            Jones Boys                                       2,000.00
       6/25/2004            Specialty Outsourcing                            3,000.00
       6/25/2004            Specialty Outsourcing                            3,500.00
       6/25/2004            Telecom Services                         $       7,262.66
                                                                     ----------------
                                                            Total    $      15,762.66
                                                                     ================

Other Receipts:
       6/25/2004            U.S. Treasury                                      350.00
                                                                     ----------------
                                                            Total    $         350.00
                                                                     ================

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending: June 30, 2004

STATEMENT OF INVENTORY

Beginning Inventory                  $         -
Add: purchases                       $         -
Less: goods sold                     $         -
                                     -----------
Ending inventory                     $         -
                                     ===========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period        $         -
Payroll taxes due but unpaid         $         -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                           DATE REGULAR      AMOUNT OF          NUMBER OF           AMOUNT OF
NAME OF CREDITOR/LESSOR   PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
-----------------------   --------------  ---------------  -------------------  -------------------
Waterton Printers Square     Monthly      $     12,784.41          0            $                 -
One Wilshire Arcade          Monthly      $     24,965.68          1            $         24,965.68

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending: June 30, 2004

STATEMENT OF AGED RECEIVABLES

         ACCOUNTS RECEIVABLE                3RD PARTY*       INTERCOMPANY         TOTAL
                                          --------------    --------------    --------------
Beginning of month balance                $99,712,253.09    $   119,099.49    $99,831,352.58
Add: sales on account                     $            -    $            -    $            -
Less: customer credits                    $            -    $            -    $            -
Less: collections                         $   (15,762.66)   $            -    $   (15,762.66)
Less: offsets                             $            -    $            -    $            -
Less: application of customer deposits                      $            -    $            -
                                          --------------    --------------    --------------
End of month balance                      $99,696,490.43    $   119,099.49    $99,815,589.92
                                          ==============    ==============    ==============

0-30 Days   31-60 Days  61-90 Days    Over 90 Days    End of Month Total
---------   ----------  ----------    ------------    ------------------
$       -   $        -  $        -   $99,696,490.43   $    99,696,490.43

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                             3RD PARTY         INTERCOMPANY         TOTAL
                                                           --------------     --------------    --------------
Beginning of month balance                                 $   534,436.18     $ 8,083,722.06    $ 8,618,158.24
Add: sales on account**                                    $    26,000.74     $            -    $    26,000.74
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate           $   (26,000.74)    $    26,000.74    $            -
   Net cash advanced by Parent or Affiliate                $            -     $            -    $            -
   Credit extended by Parent or Affiliate                  $            -     $            -    $            -
   Amounts collected on behalf of Affiliate                $            -     $            -    $            -
Less: payments                                             $            -     $            -    $            -
                                                           --------------     --------------    --------------
End of month balance                                       $   534,436.18     $ 8,109,722.80    $ 8,644,158.98
                                                           ==============     ==============    ==============

0-30 Days  31-60 Days  61-90 Days  Over 90 Days  End of Month Total
---------  ----------  ----------  ------------  ------------------
$       -  $        -  $        -  $ 534,436.18  $       534,436.18

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                       For the Month Ending: June 30, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.   Federal income taxes             Yes (X)               No ( )

       2.   FICA withholdings                Yes (X)               No ( )

       3.   Employee's withholdings          Yes (X)               No ( )

       4.   Employer's FICA                  Yes (X)               No ( )

       5.   Federal unemployment taxes       Yes (X)               No ( )

       6.   State income tax                 Yes (X)               No ( )

       7.   State employee withholdings      Yes (X)               No ( )

       8.   All other state taxes               See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Michael F. Mies, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                          ______________________________________
                                          For the Debtor In Possession

                                          Michael F. Mies
                                          Designated Officer

                             OPERATING REPORT Page 6